EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 19, 1999, on our audits of the financial statements and financial statement schedules of Telecomunicaciones Marinas, S.A.

                                            BDO Audiberia Auditores, S.L.


                                            /s/ Peter Houdelet
                                            ------------------------------------
                                                Partner

Madrid, Spain
August 3, 2000